Significant Accounting Policies	12 Months Ended
Dec. 31, 2025
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies used in the preparation of these consolidated financial statements.

2.1	Basis of presentation

The financial statements were approved by the Board of Directors and authorized for issuance on April 21, 2026.

On August 20, 2021, the shareholders of the Company approved a 1 for 3 share consolidation (the “2021 share consolidation”) of the Company’s authorized and issued ordinary shares whereby every three shares were consolidated into one share. On January 31, 2023, the Company completed another share consolidation (the “2023 share consolidation”) of the Company’s authorized and issued ordinary shares whereby every forty shares were consolidated into one share (Note 16). As a result of the 2021 share consolidation and the 2023 share consolidation, the par value of each ordinary share became $0.12. The accompanying consolidated financial statements and all share and per share amounts have been retroactively restated to reflect the share consolidation.

On December 25, 2025, the Company approved to divest its entire equity interest in Beijing Wanjia (Note 25). The assets and liabilities of Beijing Wanjia are reported as held for sale at December 31, 2025. The operating results of Beijing Wanjia have been reported as discontinued operations. Prior periods have been restated to conform to this presentation to allow for a meaningful comparison of continuing operations.

The consolidated financial statements of Guardforce and subsidiaries have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). All amounts are presented in United States dollars (“USD”) and have been rounded to the nearest USD.

Going Concern basis

As of December 31, 2025, the Company has incurred an accumulated deficit of $70.9 million. For the year ended December 31, 2025, the Company had an operating loss of $5.9 million and a net operating cash outflow of $1.3 million. The principal sources of funding have historically been cash contributions from equity financing. For the year ended December 31, 2025, the Company issued 5.1 million Ordinary Shares pursuant to the 2025 ATM offering for gross proceeds of $6.9 million. As of December 31, 2025, the Company had cash and cash equivalents of approximately $24.5 million. Taking this into consideration, the Company believes it will have sufficient available financial resources to meet its obligations and working capital requirements for at least the next twelve months from the date of issuance of these financial statements. Accordingly, the Company considers that it is appropriate to prepare the consolidated financial information on a going concern basis.

2.2	Basis of consolidation

The consolidated balance sheets, consolidated statements of profit or loss and other comprehensive loss, statements of changes in equity and statements of cash flows of the Company for the relevant periods include the results of operations and cash flows of all companies now comprising the Company from the earliest date presented or since the date when the subsidiaries and/or businesses first came under the common control of the controlling shareholders, wherever the period is shorter.

The consolidated balance sheets of the Company as of December 31, 2025 and 2024 have been prepared to present the assets and liabilities of the subsidiaries under the historical cost convention.

Equity interests in subsidiaries held by parties other than the controlling shareholders are presented as non-controlling interests in equity.

All intra-group and inter-company transactions and balances have been eliminated on consolidation.

2.3	Segment reporting

The Company identifies operating segments and prepares segment information based on the regular internal financial information reported to the management for their decisions about resources allocation to the Company’s business components and for their review of the performance of those components. The business components in the internal financial reported to the management are determined following the Company’s major service lines.

Segment information is consistent with how management reviews the businesses, makes investing and resource allocation decisions and assesses operating performance. Transfers and sales between reportable segments, if any, are recorded at cost.

The Company reports financial and operating information in the following three operating segments segmental data as shown in Note 21:

(i)	Secured Logistics Business;

(ii)	AI&Robotics Solution Business; and

(iii)	Corporate and others

The Corporate and others segment covers the non-operating activities supporting the Company. It comprises the Company’s holdings and treasury organization, including its headquarter and central functions. All listing related expenses are included in the Corporate and others segment. This segment is an administrative-operating segment rather than a revenue-generating operating segment.

The Company approved the divestiture of Beijing Wanjia on December 25, 2025 and the divestiture was completed on January 9, 2026. At December 31, 2025, Beijing Wanjia was classified as a disposal group held for sale and as a discontinued operation. The business of Beijing Wanjia represented the entirety of the Company’s general security operating segment through December 31, 2024, which is excluded from the Company’s segment reporting.

Segment assets and liabilities include all assets except for assets and liabilities of entities which are classified as held for sale. In addition, corporate assets and liabilities which are not directly attributable to the business activities of any reportable segment are allocated to the corporate and others segment.

2.4	Business combinations

The Company accounts for business combinations using the acquisition method when control is transferred to the Company, other than those between and among entities under common control. The consideration transferred in the acquisition is generally measured at fair value, as are the identifiable net assets acquired. Any goodwill that arises is tested annually for impairment. Any gain on the bargain purchase is recognized in the statement of profit or loss immediately. Transaction costs are expensed as incurred, except if related to the issue of debt or equity securities.

Any contingent consideration is measured at fair value at the date of acquisition. If an obligation to pay contingent consideration that meets the definition of a financial instrument is classified as equity, then it is not remeasured and settlement is accounted for within equity. Otherwise, other contingent consideration is remeasured at fair value at each reporting date and subsequent changes in the fair value of the contingent consideration are recognized in the statement of profit or loss.

IFRS 3, Business Combinations does not include specific measurement guidance for transfers of businesses or subsidiaries between entities under common control. Accordingly, the Company has accounted for such transactions taking into consideration other guidance in the IFRS framework and pronouncements of other standard-setting bodies. The Company recorded assets and liabilities recognized as a result of transactions between entities under common control at the carrying value on the transferor’s financial statements, and to have the consolidated balance sheet, consolidated statement of profit or loss, comprehensive income, changes in equity and cash flows reflect the results of combining entities for all periods presented for which the entities were under the transferor’s common control, irrespective of when the combination takes place. Additional disclosures on business combination are provided in Note 3.

2.5	Non-controlling interest

The non-controlling interest represents the portion of the equity (net assets) in the subsidiary not directly or indirectly attributable to the Company. Non-controlling interests are presented as a separate component of equity on the consolidated balance sheets, consolidated statements of profit or loss, comprehensive income and changes in equity attributed to controlling and non-controlling interests.

2.6	Critical accounting estimate and judgements

The preparation of the consolidated financial statements in conformity with IFRS requires management to make estimates and judgements that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. Significant estimates during the years ended December 31, 2025, 2024 and 2023 include provision for obsolete inventory, impairment on property, plant and equipment and intangible assets, allowance for withholding tax receivables, provision for expected credit loss on trade receivables and other receivables, useful life of property, plant and equipment and intangible assets, impairment of goodwill, measurement of stock-based compensation expenses, measurement of retirement benefit obligations, measurement of consideration and assets and liabilities acquired as business combinations, accounting for leases, valuation of deferred tax assets and assets held for sale.

2.7	Foreign currency translation

The presentational currency of the Company is the U.S. dollar (“USD”). The functional currency of Guardforce, AI Holdings, AI Robots, Horizon Dragon, Southern Ambition, AI Singapore, AI Robotics, AI Robots Service, AI Malaysia, AI Macau, AI US, AI Australia, AI Dubai, AI UK, AI Korea, AI Japan, AI Canada, AI Vietnam and AI Technology is the USD. The functional currency of AI Hong Kong and Handshake is the Hong Kong dollar (“HKD”). The functional currency of AI Thailand, GF Cash (CIT) and AI R&I is the Thai Baht (“Baht” or “THB”). The functional currency of AI Shenzhen, AI Jian, Shenzhen GFAI, Guangzhou GFAI, InnoAI, and Beijing Wanjia is the Chinese Renminbi (“RMB”).

The currency exchange rates that impact the business are shown in the following table:

	Year End Rate			Average Rate
	As of December 31,			For the Years Ended
	2025	2024	2023	2025	2024	2023
Thai Baht	0.0317	0.0291	0.0292	0.0305	0.0284	0.0288
Hong Kong Dollar	0.1285	0.1287	0.1282	0.1282	0.1282	0.1282
Chinese Renminbi	0.1429	0.1370	0.1409	0.1394	0.1391	0.1414

In the individual financial statement of the consolidated entities, foreign currency transactions are translated into the functional currency of the individual entity using the exchange rates prevailing at the dates of the transaction. At the end of the reporting period, monetary assets and liabilities denominated in foreign currencies are translated at the foreign exchange rates ruling at that date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the retranslation of monetary assets and liabilities at the end of the reporting period are recognized in profit or loss. Non-monetary items that are measured in terms of historical cost in a foreign currency are note retranslated (i.e. only translated using the exchange rates at the transaction date).

In the consolidated financial statements, all individual financial statement of foreign operations, originally presented in a currency different from the Company’s presentation currency, have been converted into USD. Assets and liabilities have been translated into USD at the closing rates at the end of the reporting period. Incomes and expenses have been converted into USD at the exchange rates ruling at the transaction dates, or at the average rates over the reporting period provided that the exchange rates do not fluctuate significantly. Any differences arising from this procedure have been recognized in other comprehensive income and accumulated separately in the translation reserve in equity.

On the disposal of a foreign operation, all of the accumulated exchange differences in respect of that operation attributable to the Company are reclassified to profit or loss.

2.8	Financial risk management

2.8.1	Financial risk factors

The Company’s activities expose it to a variety of financial risks: market risk (including foreign exchange risk and interest rate risk), credit risk and liquidity risk. The Company’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company’s financial performance.

(a) Market risk

(i)	Foreign exchange risk

The Company is exposed to foreign exchange risk arising from various currency exposures in its ordinary course of business. These risks primarily stem from future commercial transactions, recognized assets, and liabilities denominated in currencies other than the functional currency of the respective Group entities.

The Company’s primary foreign exchange exposure arises from U.S. dollar (USD)-denominated cash and cash equivalents held by subsidiaries whose functional currency is not USD. While the Company endeavors to manage foreign exchange risk by matching foreign currency revenues with expenditures and, where appropriate, utilizing derivative financial instruments, fluctuations in exchange rates—particularly between the U.S. dollar and the functional currencies of these subsidiaries—can still materially impact the Company’s financial position and cash flows.

As of December 31, 2025, 2024 and 2023, we had USD denominated cash and cash equivalents of $1,988,886 and $1,299,357 and $201,630. For the years ended December 31, 2025, 2024 and 2023, the aggregate net foreign exchange (losses)/gains recognized in profit or loss were $(19,825), $5,760 and $305,026.

In accordance with IFRS 7, the Company performs sensitivity analysis to evaluate the potential impact of foreign exchange rate fluctuations. the Company is exposed to foreign exchange risk primarily arising from USD-denominated cash and cash equivalents held by subsidiaries whose functional currency is the Renminbi (RMB). The value of the RMB against the USD may fluctuate and is affected by, among other things, changes in China’s political and economic conditions and the foreign exchange policy adopted by the PRC government. During the periods from 2023 to 2025, the exchange rate of the RMB against the USD experienced varying degrees of volatility.

For the years ended December 31, 2025, 2024 and 2023, if the USD strengthened/weakened by 5% against the RMB with all other variables held constant, net loss for the years then ended would have been $56,043 higher/lower, $43,704 higher/lower and $569 higher/lower, respectively.

(ii)	Interest rate risk

The Company’s exposure to changes in interest rates are mainly attributable to its borrowings and loans. At the reporting date, based on the composition of borrowings at December 31, 2025 (Note 13), if interest rates on borrowings had been 100 basis points higher/lower with all other variables held constant, the Company’s post-tax results for the year would have been approximately $nil, $400 and $3,800 lower/higher for the years ended December 31, 2025, 2024 and 2023, respectively, mainly as a result of higher/lower interest expense on floating rate borrowings.

(b)	Credit risk

The Company trades only with parties that are expected to be creditworthy. The Company manages its operations to avoid any excessive concentration of counterparty risk. The Company takes all reasonable steps to seek assurance from the counterparties that they can fulfill their obligations. In addition, receivable balances are monitored on an ongoing basis with the result that the Company’s exposure to credit loss remains low.

The carrying values of the Company’s financial assets and contract assets represent its maximum credit exposure.

The Company assesses expected credit loss under IFRS 9 on trade receivables based on provision matrix, the expected loss rates are based on the payment profile for sales as well as the corresponding historical credit losses during that period. The historical rates are adjusted to reflect current and forward-looking macroeconomic factors affecting the customer’s ability to settle the amount outstanding. At the end of each reporting period, the historical default rates are updated and changes in the forward-looking estimates are analyzed.

The Company would make periodic collective and individual assessment on the recoverability of other receivables based on historical settlement records and past experience and current external information and adjusted to reflect probability-weighted forward-looking information, including the default rate where the relevant debtors operates. There is no significant increase in credit risk on other receivables since initial recognition as the risk of default is low after considering the factors.

Provision for expected credit loss on the trade receivables and other receivables for the year ended December 31, 2025, 2024 and 2023 are $16,995, $210,437 and $96,877, respectively.

The credit risks on cash and cash equivalents and restricted cash are considered to be insignificant because the counterparties are banks/financial institutions with high credit ratings assigned by international credit-rating agencies.

(c)	Liquidity risk

Prudent liquidity management implies maintaining sufficient cash and cash equivalents and the availability of funding through an adequate amount of committed credit facilities.

The Company’s primary cash requirements are for operating expenses and purchases of fixed assets. The Company mainly finances its working capital requirements from cash generated from funds raised from the public offerings and private placements, operation, proceeds from a convertible note, exercise of warrants, bank borrowings and finance leases.

The Company’s policy is to regularly monitor current and expected liquidity requirements to ensure it maintains sufficient cash and cash equivalents and an adequate amount of committed credit facilities to meet its liquidity requirements in the short and long term.

At the reporting date, the contractual undiscounted cash flows of the Company’s current financial liabilities approximate their respective carrying amounts due to their short maturities.

The table below analyses the Company’s non-derivative financial liabilities into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows, including interest if applicable.

Year ended December 31, 2025	Within 1 year	1 to 5 years	Total
Trade payables and other current liabilities	$2,894,846	$-	$2,894,846
Lease liabilities	2,365,069	2,203,473	4,568,542
	$5,259,915	$2,203,473	$7,463,388

Year ended December 31, 2024	Within 1 year	1 to 5 years	Total
Trade payables and other current liabilities	$4,245,794	$-	$4,245,794
Borrowings	44,232	-	44,232
Lease liabilities	1,702,231	951,271	2,653,502
	$5,992,257	$951,271	$6,943,528
2.8.2	Capital risk management

The Company’s objectives on managing capital are to safeguard the Company’s ability to continue as a going concern and support the sustainable growth of the Company in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to enhance shareholders’ value in the long term.

In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, return of capital to shareholders, issue new shares or sell assets to reduce debt.

2.9	Fair value measurements and financial instruments

Fair value measurements

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurement for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Accounting guidance establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level input that is significant to the fair value measurement. Accounting guidance establishes three levels of inputs that may be used to measure fair value:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2—Include other inputs that are directly or indirectly observable in the marketplace.

Level 3—Unobservable inputs which are supported by little or no market activity.

Accounting guidance also describes three main approaches to measuring the fair value of assets and liabilities: the (1) market approach, (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset.

Accordingly, no fair value hierarchy disclosures have been presented, as the Company has nil items that were measured at fair value for the year ended December 31,2025.

Financial Instruments

Financial assets

	As of December 31,
	2025	2024
Cash and cash equivalents	$24,545,290	$21,936,422
Restricted cash	2,322,790	1,460,380
Withholding taxes receivable, net	3,228,126	2,361,786
Trade receivables, net	4,947,264	5,922,345
Other current assets	1,337,099	65,808
Other financial assets at amortized cost	77,100	-
Other non-current assets	272,827	998,971
Total	$36,730,496	$32,745,712

Financial liabilities

	As of December 31,
	2025	2024
Trade payables and other current liabilities	$2,894,846	$4,245,794
Lease liabilities	4,222,940	2,560,829
Borrowings	-	44,232
Total	$7,117,786	$6,850,855

Financial assets and financial liabilities are recognized when the Company becomes a party to the contractual provisions of the financial instrument. Financial assets are derecognized when the contractual rights to the cash flows from the financial asset expire, or when the financial asset and substantially all of its risks and rewards are transferred. A financial liability is derecognized when it is extinguished, discharged, cancelled or expires.

Financial assets and liabilities of the Company mainly consist of cash and cash equivalents, restricted cash, trade receivables, other current assets, withholding taxes receivable, other financial assets at amortized cost, trade payables and other current liabilities, borrowings and lease liabilities. As of December 31, 2025 and 2024, the carrying values of cash and cash equivalents, restricted cash, trade receivables, other current assets, withholding taxes receivables, other financial assets at amortized cost, trade payables and other current liabilities, borrowings and lease liabilities approximate their fair values due to the short-term maturity of these instruments.

The Company measures its financial assets at amortized cost, which assets that are held for collection of contractual cash flows, where those cash flows represent solely payments of principal and interest, are measured at amortized cost. Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented in other gains/(losses) together with foreign exchange gains and losses. Impairment losses are presented as a separate line item in the statement of profit or loss.

2.10	Stock-based compensation

On January 25, 2022, the Company established the 2022 Equity Incentive Plan (the “Plan”). Under the Plan, participants are granted restricted shares which only vest if certain performance standards are met. Participation in the Plan is at the Board’s discretion, and no individual has a contractual right to participate in the Plan or to receive any guaranteed benefits. The Company accounts for the stock-based payments (primarily restricted shares) with the fair value of the restricted shares on the date of grant and recognition of stock-based compensation expense on the consolidated statements of profit or loss over the vesting period for awards expected to vest. The fair value of restricted stock is determined based on the share price at which the Company’s shares are traded on the Nasdaq Stock Exchange at the date of the grant, which management has taken into account an estimated discount to reflect the impact of the post-vesting restrictions. Additional disclosures on stock-based compensation are in Note 17.

2.11	Cash and cash equivalents and restricted cash

Cash and cash equivalents include highly liquid investments with original maturities of three months or less.

As of December 31, 2025 and 2024, non-current restricted cash amounting to $2.3 million and $1.4 million, respectively represents cash pledged with two local banks in Thailand as collateral for bank guarantees issued amounting to $2,808,677 by those banks in respect of (i) project performance for government and commercial bank customers; (ii) fuel consumption under the fleet credit card; and (iii) electricity usage. Additional disclosures on cash and cash equivalents and restricted cash are provided in Note 4.

2.12	Trade receivables

Trade receivables are recorded at net realizable value consisting of the carrying amount less an allowance for expected credit losses as needed. The allowance for expected credit losses is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts and accounts receivable from third parties. The Company determines the allowance for expected credit losses based on aging data, historical collection experience, customer specific facts and economic conditions. The Company writes-off trade receivable when amounts are deemed uncollectible. The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts.

The Company recorded a provision for expected credit losses on trade receivables and other receivables of $16,995, $210,437 and $96,877 during the years ended December 31, 2025, 2024 and 2023, respectively. (Note 6)

2.13	Inventories

Inventories consist of robots and the general security service-related equipment including but not limited to hard drives, CCTV and sensors which are stated at the lower of cost, determined on a weighted average basis, or net realizable value. Net realizable value is the estimated selling price in the ordinary course of business less the estimated cost of completion and the estimated selling costs. When inventory is sold, their carrying amount is charged to expense in the period in which the revenue is recognized. Write-downs for declines in net realizable value or for losses of inventories are recognized as an expense in the period the impairment or loss occurs. The Company recorded allowances for slow moving or obsolete inventory of $nil, $nil and $3,797,552 during the years ended December 31, 2025, 2024 and 2023, respectively. (Note 5)

2.14	Assets held for sale and discontinued operations

The Company classifies assets and disposal groups as held for sale if their carrying amounts will be recovered principally through a sale transaction rather than through continuing use. Assets and disposal groups classified as held for sale are measured at the lower of their carrying amount or fair value less costs to sell. Costs to sell are the incremental costs directly attributable to the disposal of an asset or a disposal group, excluding finance costs and income tax expense.

The criteria for held for sale classification is regarded as met only when the sale is highly probable, and the assets or disposal groups are available for immediate sale in its present condition. Actions required to complete the sale should indicate that it is unlikely that significant changes to the sale will be made or that the decision to sell will be withdrawn. Management must be committed to the plan to sell the assets and the sale is expected to be completed within one year from the date of the classification.

Property, plant and equipment and intangible assets are not depreciated or amortized once classified as held for sale. Assets and liabilities classified as held for sale are presented separately as current items in the statement of financial position.

Discontinued operations are excluded from the results of continuing operations and are presented as a single amount as profit or loss after tax from discontinued operations in the statement of profit or loss. Additional disclosures are provided in Note 25. All other notes to the financial statements include amounts for continuing operations, unless indicated otherwise.

2.15	Withholding taxes receivable

Withholding tax is a deduction from payments made to suppliers who provide services. The withholding tax rates can vary depending on the type of income and the tax status of the recipient. Based on tax rules currently in effect, the withholding tax rate is 3% for commercial contracts and 1% for governmental contracts in Thailand, which amounts are refundable. The Company generally files its request for a withholding tax refund by the end of May of the following year for withholding tax deducted in the previous year. Once the request for withholding tax refund is submitted to the Thai Revenue Department, the request will be subject to audit and review. Since it is difficult to predict the time required by the Thai Revenue Department to complete its audit and approve the relevant refund, except for known amount to be collected within the next 12 months, the Company has reflected its withholding tax receivable as a non-current asset in its consolidated balance sheets for amounts due from the Revenue Department.

Withholding tax receivable is recorded net of related provision for amount that could be challenged by the taxing authority. Such provision represents the Company’s best estimate based on recent collection history. Additional disclosures on withholding taxes receivables are provided in Note 7.

2.16	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Cost represents the purchase price of the asset and other costs incurred to bring the asset into its existing use. Maintenance, repairs and betterments, including replacement of minor items, are charged to expense; major additions to physical properties are capitalized. Additional disclosures on property, plant and equipment are provided in Note 9.

Depreciation is calculated using the straight-line method over the following estimated useful lives:

Estimated useful life
Leasehold improvements	Lesser of useful life or remaining lease term
Machinery and equipment	5 years
Office furbishing and equipment	5 years
Vehicles	5,10 years
Smart Cash Solution machines	5 years
Robots	5 years

2.17	Assets under construction

Assets under construction are stated at cost less impairment losses, if any. Cost comprises direct costs of construction as well as interest expense and exchange differences capitalized during the periods of construction and installation. Capitalization of these costs ceases and the construction in progress is transferred to property, plant and equipment when substantially all the activities necessary to prepare the assets for their intended use are completed. No depreciation is provided for assets under construction until they are completed and ready for intended use.

2.18	Intangible assets, net

Intangible assets acquired separately are measured on initial recognition at cost. The cost of intangible assets acquired in a business combination is their fair value at the date of acquisition. Following initial recognition, intangible assets are carried at cost less any accumulated amortization and accumulated impairment losses.

Intangible assets with finite lives are amortized over the useful economic life and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortization period and the amortization method for an intangible asset with a finite useful life are reviewed at least at the end of each reporting period. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset are considered to modify the amortization period or method, as appropriate, and are treated as changes in accounting estimates. The amortization expense on intangible assets with finite lives is recognized in the consolidated statements of profit or loss in the expense category that is consistent with the function of the intangible assets.

The cost of intangible assets is being amortized using the straight-line amortization method based on the following estimated useful lives:

Estimated useful life
Computer software	5 years
Intelligent Cloud Platform	10 years
Right-of-use Platform	10 years
Customer base	1 – 3 years
Technical know-how	8 – 10 years
Security Surveillance system	10 years

2.19	Goodwill

Following initial recognition, goodwill is stated at cost less any accumulated impairment losses. Goodwill is reviewed for impairment annually or more frequently if events or changes in circumstances indicate that the carrying value may be impaired.

At the acquisition date, any goodwill acquired is allocated to the cash-generating units (“CGU”) which are expected to benefit from the business combination’s synergies. Impairment is determined by assessing the recoverable amount of the CGU to which the goodwill related. Determining whether goodwill is impaired requires an estimation of the value in use of the CGU to which goodwill has been allocated. These estimates include the sales annual growth rate, the long-term growth rate and discount rate. Where the recoverable amount of the CGU is less than the carrying amount, an impairment loss is recognized. Where goodwill forms part of a CGU and part of the operation within that unit is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation. Goodwill disposed of in these circumstances is measured on the basis of the relative values of the operation disposed of and the portion of the CGU retained.

The Company recorded impairment losses on goodwill of $384,639, which has been reclassified to the net loss from discontinued operations for the year ended December 31, 2025. The Company recorded impairment losses on goodwill of $30,575 and $2,267,583 for the years ended December 31, 2024 and 2023.

2.20	Impairment of long-lived assets

At the end of each reporting period, the Company reviews the carrying amounts of its long-lived assets to determine whether there is any indication that those assets have suffered an impairment loss. If any such indication exists, the recoverable amount of the asset through use of sale is estimated in order to determine the extent of the impairment loss (if any). Recoverable amount is the higher of (a) fair value less costs to sell or (b) value in use where it is not possible to estimate the recoverable amount of an individual asset, the Company estimates the recoverable amount of the CGU to which the asset belongs. Management estimated the value in use by estimating the expected cash flows from the CGU as well as a suitable discount rate in order to calculate the present value of those cash flows. The basis of impairment is determined based on the result of assessment.

During the years ended December 31, 2025, 2024 and 2023, impairment losses on the robots’ fixed assets of $nil, $nil and $3,682,789, respectively, were recognized when the carrying amount was greater than the value in use, respectively. In addition, the Company recognized impairment loss on the cash management related intangible assets of $603,677, which has been reclassified to the net loss from discontinued operations for the year during the year ended December 31, 2025. (Note 25) The Company recognized impairment loss on the cash management related intangible assets of $188,797 during the year ended December 31, 2024. (Note 9)/(Note 11)

The AI & Robotic Solution Business has incurred operating losses for each of the three years ended 31 December 2025. Accordingly, management has performed an impairment assessment of the Intelligent Cloud Platform, which represents the principal non-current asset of this segment, as at 31 December 2025. The recoverable amount of the asset has been determined using a value-in-use model based on discounted cash flow forecasts based on financial budget approved by the management covering a seven-year period. The key assumptions used in estimating the recoverable amounts were as WACC of 17.2%.

The cash flow projections are derived from management-approved budgets and forecasts covering the remaining useful life of the asset and reflect estimates of future revenue and related operating expenditures of the AI & Robotic Solution Business. In preparing these forecasts, the directors have exercised significant judgement in making assumptions regarding future customer subscription levels, revenue growth rates and cost structures over the forecast period.

As the projected revenues are largely dependent on uncommitted future customer subscriptions, there is inherent uncertainty as to whether the assumed levels of revenue and expenditure will be achieved. Consequently, actual outcomes may differ from the assumptions used, and any adverse changes could give rise to a need to revise the cash flow forecasts and reassess the recoverable amount of the asset in the forthcoming financial year.

2.21	Trade payables and other current liabilities

These amounts represent liabilities for goods and services provided to the Company prior to the end of the financial year which is unpaid. They are initially recognized at fair value and subsequently measured at amortized cost using the effective interest method.

2.22	Interest-bearing borrowings

Interest-bearing borrowings are recognized initially at fair value less attributable transaction costs. Subsequent to initial recognition, interest-bearing borrowings are stated at amortized cost with any difference between the amount initially recognized and redemption value being recognized in profit or loss over the period of the borrowings, together with any interest and fees payable, using the effective interest method. Additional disclosures on interest-bearing borrowings are provided under Note 13.

2.23	Revenue from contracts with customers

The Company generates its revenue primarily from two service lines: (1) Secured Logistics; (2) AI&Robotics Solution.

Each service line primarily renders the following services:

(1)	Secured Logistics

(i) Cash-In-Transit – Non Dedicated Vehicle (CIT Non-DV); (ii) Cash-In-Transit - Dedicated Vehicle (CIT DV); (iii) ATM management; (iv) Cash Processing (CPC); (v) Cash Center Operations (CCT); (vi) Consolidate Cash Center (CCC); and (vii) Smart Cash Solution (previously offered as Cash Deposit Management Solution (GDM)).

(2)	AI&Robotics Solution

(i) AI&Robotics Solution (exclude Smart Retail Solutions) and (ii) Smart Retail Solutions;

All of the conditions mentioned above are accomplished normally when the services are rendered to the customer and this moment is considered a point in time. The reported revenue reflects services delivered at the contract or agreed-upon price.

Revenue is recognized when the related performance obligations are satisfied.

Fixed Fees
Service Type		Performance Obligations	Per delivery / order	Per month
Cash-In-Transit (CIT) – Non Dedicated Vehicles (Non-DV)	(a)	Delivery from point A to point B per customer request. Service obligation is generally completed within same day.	√
Cash-In-Transit (CIT) – Dedicated Vehicles to Banks (DV)	(a)	Delivery from point A to point B per customer request. Service obligation is generally completed within same day.	√
ATM Management	(a)	Includes replenishment of ATM machines and first level maintenance services. Service obligation is generally completed within the same day.	√
Cash Processing (CPC)	(b)	Cash counting, sorting and vaulting services for customers in the retail industry.		√
Cash Center Operations (CCT)	(b)	Cash counting, sorting and depositing for local commercial banks on behalf of Bank of Thailand (BOT).		√
Consolidated Cash Center (CCC)	(b)	Cash counting, sorting and depositing for Bank of Thailand (BOT).		√
Express Cash	(a)	Armored trucks (with onboard Smart Cash Solution machines) and crew teams are assigned to collect cash on behalf of local commercial banks. Service obligation is generally completed within the same day.	√
Coin Processing Service	(a)	Armored vehicles and crew teams are assigned to collect/deliver coins to/from customer sites. Service obligation is generally completed within the same day.	√
Smart Cash Solutions	(b)	Cash deposit machines (Smart Cash Solution Machine) are installed at the customers’ sites for the collection of cash.		√
AI&Robotics Solution - Robotic Solutions	(a) / (b)	Delivery of robots and inspection completed at customer site. Robots are leased out for a fixed term, advertising services are charged at a monthly agreed rate	√	√
AI&Robotics Solution -Smart Retail Solution	(a)	Completion of integrated AI camera installation	√
AI&Robotics Solution - DVGO Subscription service	(b)	Subscription service with customers charged a fixed monthly fee for access to the platform		√

The Company does not offer promotional payments, customer coupons, rebates or other cash redemption offers to its customers. For the sale of robots, customer’s billing is prepared on a monthly basis once service delivery reports have been confirmed and the invoice amount has been confirmed with the customers. Standard payment is 45 days but it may be 45 to 60 days depending on the individual customer contract.

(a)	Revenue is recognized net of sales taxes and upon transfer of control over the good sold or the service rendered to customers. Control refers to the ability of the customer to direct and obtain substantially all the transferred product’s benefits. Revenue is not recognized to the extent where there are significant uncertainties regarding recovery of the consideration due, associated costs or the possible return of goods.

(b)	Related service revenue or rental income is recognized on a straight-line basis over the term of the contracts.

Disaggregation information of revenue by service type which was recognition based on the nature of performance obligation disclosed above is as follows:

	For the year ended December 31,
Service Type	2025	Percentage of total revenue	2024	Percentage of total revenue	2023	Percentage of total revenue
Cash-In-Transit – Non-Dedicated Vehicles (CIT Non-DV)	$12,869,962	36.6%	$12,233,722	37.5%	$11,882,370	36.4%
Cash-In-Transit - Dedicated Vehicle to Banks (CIT DV)	3,884,178	11.0%	3,643,999	11.2%	3,814,604	11.7%
ATM Management	6,858,228	19.5%	6,710,954	20.6%	7,579,774	23.2%
Cash Processing (CPC)	4,499,048	12.8%	3,660,152	11.2%	3,265,052	10.0%
Cash Center Operations (CCT)	1,772,142	5.0%	1,764,619	5.4%	1,824,381	5.6%
Consolidate Cash Center (CCC)	625,264	1.8%	520,008	1.6%	726,599	2.2%
Smart Cash Solution	4,441,192	12.6%	3,899,564	11.9%	2,794,708	8.6%
Others *	-	0.0%	3,271	0.0%	5,062	0.0%
AI&Robotics Solutions (exclude Smart Retail Solutions)	239,475	0.6%	198,902	0.6%	757,284	2.3%
Smart Retail Solutions	43,212	0.1%	-	-%	-
Total	$35,232,701	100.0%	$32,635,191	100.0%	$32,649,834	100.0%

*	Others include revenues from express cash, coin processing services and international shipment.

During the years ended December 31, 2025, 2024 and 2023, revenue amounting to $35,232,701, $32,630,523 and $32,581,009 were generated from third parties, respectively; and $nil, $4,668 and $68,825 were generated from a related party (Note 20), respectively.

The Company categorizes the revenue into following groups, Legacy Secured Logistic and AI, RaaS&Smart Solutions. Our Legacy Secured Logistics include (i) Cash-In-Transit – Non-Dedicated Vehicle (Non-DV); (ii) Cash-In-Transit – Dedicated Vehicle (DV); (iii) ATM management; (iv) Cash Processing (CPC); (v) Cash Center Operations (CCT); (vi) Consolidate Cash Center Operations (CCC); and (vii) Others.

The AI, RaaS & Smart Solution revenue, which includes (i) AI&RaaS Solution include revenues from AI&Robotics Solution exclude Smart Retail Solution; (ii) Smart Solution include Smart Cash Solution and Smart Retail Solution.

2.24	Cost of sales

Cost of sales consists primarily of internal labor costs and related benefits, and other overhead costs that are directly attributable to services provided.

2.25	Research and development expense

Research and development expense that do not meet the criteria for capitalization are recognized as an expense as incurred. Development costs previously recognized as an expense are not recognized as an asset in a subsequent period.

2.26	Income tax

Income tax expense represents the sum of the tax currently payable and deferred tax. Income tax expense is charged to the consolidated statements of profit or loss as incurred.

Current income taxes are recorded in the results of the year they are incurred.

Deferred tax is recognized on temporary differences between the carrying amounts of assets and liabilities in the consolidated financial statements and the corresponding tax bases used in the computation of taxable income/(loss). Deferred tax liabilities are generally recognized for all taxable temporary differences. Deferred tax assets are generally recognized for all deductible temporary differences, including tax loss carry forwards and certain tax credits, to the extent that it is probable that future taxable profits, reversal of existing taxable temporary differences will be available against which those deductible temporary differences can be utilized after considering future tax planning strategies. Such deferred tax assets and liabilities are not recognized if the temporary difference arises from the initial recognition (other than in a business combination) of other assets and liabilities in a transaction that affects neither the taxable income/(loss) nor the accounting income/(loss).

Deferred tax assets are recognized for all deductible temporary differences, the carry forward of unused tax credits and any unused tax losses. Deferred tax assets are recognized to the extent that it is probable that taxable profit and reversal of existing taxable temporary differences will be available against which the deductible temporary differences, and the carry forward of unused tax credits and unused tax losses can be utilized. The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized. Unrecognized deferred tax assets are re-assessed at each reporting date and are recognized to the extent that it has become probable that future taxable profits and reversal of existing taxable temporary differences will allow the deferred tax asset to be recovered.

Net deferred income taxes are classified as a non-current asset or liability, regardless of when the temporary differences are expected to reverse.

Deferred tax assets and deferred tax liabilities are offset if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period in which the liability is settled or the asset is realized, based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. The measurement of deferred tax liabilities and assets reflects the tax consequences that would follow from the manner in which the Company expects, at the end of the reporting period, to recover or settle the carrying amount of its assets and liabilities.

2.27	Provisions

Provisions are recognized for liabilities of uncertain timing or amount when the Company has a legal or constructive obligation arising as a result of a past event, or it is probable that an outflow of economic benefits will be required to settle the obligation and the amount can be estimated reliably. Where the time value of money is material, provisions are stated at the present value of the expenditures expected to settle the obligation.

Where it is probable that an outflow of economic benefits will be required, or the amount cannot be estimated reliably, the obligation is disclosed as a contingent liability, unless the probability of outflow of economic benefits is remote. Possible obligations, whose existence will only be confirmed by the occurrence or non-occurrence of one or more future events, are also disclosed as contingent liabilities unless the probability of outflow of economic benefits is remote.

As of the date of this report, the Company is a defendant in various labor lawsuits in Thailand totaling approximately $0.09 million. Management believes the labor related cases are without merit and is confident that such lawsuits will be dismissed.

During the year ended December 31, 2023, regarding cases with Mr. Tu, a related party, the Company sought legal advice to resolve legal disputes through mediation. On March 22, 2024, the Company reached a settlement with Mr. Tu, including Mr. Tu agreeing to withdraw all the claims against the Company. The Company had fully paid off these balances in cash on May 3, 2024 and on March 27, 2024, Mr. Tu had withdrawn all the claims against the Company. Therefore, no provision has been made for these liabilities in the financial statements (Note 20).

2.28	Employee benefits

The Company provides for retirement benefits payable for employees of its subsidiaries in Thailand under the Thai Labor Law; and follows IAS 19 in accounting for the related obligation. Depending upon the individual employee’s salary and years of service, the related obligation is calculated by an independent actuary using the projected unit credit method. The present value of the obligation is determined by discounting with the interest rates of government bonds that are denominated in the currency in which the benefits will be paid, and that have terms to maturity approximating the terms of the related liabilities. The sensitivity analysis is determined by i) discount rate; ii) salary increase rate; iii) turnover rate; and iv) life expectancy.

All re-measurements effects of the Company’s retirement benefit obligation such as actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are recognized directly in other comprehensive income.

As of December 31, 2025, 2024 and 2023, actuarial (loss)/gain of $(268,626), $(271,578) and $3,486, net of tax has been recognized in other comprehensive income, respectively (Note 15).

Employees employed under the Hong Kong Employment Ordinance are entitled to long service payment if the eligibility criteria are met. The Company participates in a defined contribution retirement benefit plan under the Mandatory Provident Fund Schemes Ordinance, for all of its employees who are eligible to participate in the MPF Scheme. Contributions are made based on a percentage of the employees’ basic salaries.

The employees of the Company’s subsidiaries which operate in the PRC are required to participate in a central pension scheme operated by the local municipal government. These subsidiaries are required to contribute according to the statutory rate of its payroll costs to the central pension scheme. Contributions are recognized as an expense in profit or loss as employees render services during the year. The Company’s obligations under these plans are limited to the fixed percentage contributions payables. As of December 31, 2025, 2024 and 2023, contributions to defined contribution pension schemes of $68,227, $68,122 and $61,960 has been recognized in profit or loss, respectively.

Total staff costs for the years ended December 31, 2025, 2024, and 2023 was shown as below:

	For the years ended December 31,
	2025	2024	2023
Wages, salaries and other staff benefits	$22,157,712	$21,104,490	$21,142,776
Stock-based compensation expense	1,350,800	1,849,356	1,101,800
Contribution to defined contribution retirement schemes	787,301	719,758	641,671
Current service costs to defined benefit retirement schemes	614,051	524,156	447,576
Total	$24,909,864	$24,197,760	$23,333,823

2.29	Leases

Leases as lessee

From January 1, 2019, in accordance with IFRS 16, leases with terms greater than 12 months are recognized as a right-of-use asset (“ROU”) and a corresponding lease liability at the date in which the leased asset is available for use by the Company. Contracts may contain both lease and non-lease components. The Company elected not to separate non-lease components and will instead account for the lease and non-lease components as a single lease component. Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of fixed payments.

Lease payments to be made under reasonably certain extension options are also included in the measurement of the liability.

The lease payments are discounted using the interest rate implicit in the lease. If that rate cannot be readily determined, which is generally the case for leases of the Company, the lessee’s incremental borrowing rate is used, being the rate that the individual lessee would have to pay to borrow the funds necessary to obtain an asset of similar value to the right-of-use asset in a similar economic environment with similar terms, security and conditions. To determine the incremental borrowing rate, the Company uses recent third-party financing received by the individual lessee as a starting point, adjusted to reflect changes in financing conditions.

Lease payments are allocated between principal and finance cost. The finance cost is charged to profit or loss over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period.

Right-of-use assets are measured at cost comprising the following:

●	The amount of the initial measurement of the lease liability

●	any lease payments made at or before the commencement date less any lease incentives received

Right-of-use assets are depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis. The lease terms of buildings and others are generally less than ten years and less than five years, respectively.

Payments associated with leases with a lease term of 12 months or less on the Company’s equipment and vehicles and all leases of low-value assets are recognized on a straight-line basis as an expense in profit or loss. Short-term leases are leases with a lease term of 12 months or less without a purchase option. The Company applies the short-term lease recognition exemption to its short-term leases of offices premises.

Leases as lessor

The Company leases out fixed assets consisting of different types of robots to third parties. All leases are classified as operating leases as the Company does not transfer substantially all of the risks and rewards incidentally to the ownership of the assets.

During the year ended December 31, 2025, 2024 and 2023, the Company recognized rental income of approximately $66,506, $35,845 and $493,516, respectively. Rental income is recognized on a straight-line basis over the term of the lease.

2.30	Related parties

Parties are considered to be related if one party has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Parties are also considered to be related if they are subject to common control or significant influence, such as a family member or relative, shareholder, or a related corporation.

2.31	Earnings per share (“EPS”)

Basic EPS is calculated by dividing the net profit/(loss) attributable to ordinary equity holders by the weighted average number of ordinary shares outstanding during the year. Diluted EPS is calculated by using the weighted average number of ordinary shares outstanding adjusted to include the potentially dilutive effect of outstanding stock-based awards and convertible debt instruments, unless their inclusion in the calculation is anti-dilutive.

2.32	Other financial assets at amortized cost

Assets that are held for collection of contractual cash flows, where those cash flows represent solely payments of principal and interest, are measured at amortized cost. Interest income from these financial assets is included in finance income using the effective interest rate method. Any gain or loss arising on derecognition is recognized directly in profit or loss and presented in “other gains/(losses)” together with foreign exchange gains and losses. Impairment losses are presented as a separate line item in the statement of profit or loss.

2.33	Share Capital

Ordinary shares are classified as equity. Share capital is recognized at the amount of consideration of shares issued, after deducting any transaction costs associated with the issuing of shares to the extent, they are incremental costs directly attributable to the equity transaction.

2.34	New and amended accounting standards

All new standards and amendments that are effective for annual reporting period commencing January 1, 2025 have been applied by the Company for the year ended December 31, 2025. These new and amended standards did not have material impact on the consolidated financial statements of the Company.

At the date of authorization of these consolidated financial statements, the following certain new and amended IFRS Accounting Standard have been issued but are not yet effective for annual reporting periods ending on 31 December, 2025 and the Company is still evaluating the impact of these new and amended guidance:

Date of issue	Title	Effective date
April 2024	IFRS 18 Presentation and Disclosure in Financial Statements	January 1, 2027
May 2024	IFRS 19 Subsidiaries without Public Accountability: Disclosures	January 1, 2027
May 2024	Amendments to IFRS 9 Financial Instruments and IFRS 7 Financial Instruments: Disclosures: Classification and Measurement of Financial Instruments	January 1, 2026
July 2024	Annual Improvements to IFRS standards - Volume 11	January 1, 2026
December 2024	Amendments to IFRS 9 and IFRS 7: Contracts Referencing Nature-Dependent Electricity	January 1, 2026
August 2025	Amendments to IFRS 19 Subsidiaries without Public Accountability: Disclosures	January 1, 2027
November 2025	Amendments to IAS 21 The Effects of Changes in Foreign Exchange Rates: Translation to a Hyperinflationary Presentation Currency	January 1, 2027